UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2008

United Security Bancshares, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-14549	63-0843362
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 West Front Street

Post Office Box 249

Thomasville, Alabama 36784

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (334) 636-5424

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On August 13, 2008, United Security Bancshares, Inc. (the “Company”) dismissed its independent registered public accounting firm, Mauldin & Jenkins, LLC (“Mauldin & Jenkins”), and engaged Carr Riggs & Ingram, LLC (“Carr Riggs”) to serve as the Company’s independent registered public accounting firm for 2008. The dismissal of Mauldin & Jenkins and the appointment of Carr Riggs were approved by the Company’s Audit Committee.

The audit reports of Mauldin & Jenkins on the Company’s consolidated financial statements as of and for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit report of Mauldin & Jenkins on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2007 contained an adverse opinion because of the effect of a material weakness relating to a deficiency in the system of monitoring the real estate collateral values of certain impaired loans at Acceptance Loan Company, Inc., a subsidiary of the Company.

During the years ended December 31, 2007 and 2006 and in the subsequent interim periods through August 13, 2008, there were no disagreements between the Company and Mauldin & Jenkins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mauldin & Jenkins, would have caused Mauldin & Jenkins to make reference thereto in its reports on the financial statements for such years. Furthermore, except for the material weakness described above, no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) have occurred during the years ended December 31, 2007 and 2006 or in the subsequent interim periods through August 13, 2008.

The Company provided Mauldin & Jenkins with a copy of the foregoing disclosures and requested that Mauldin & Jenkins furnish it with a letter addressed to the Securities and Exchange Commission stating whether Mauldin & Jenkins agrees with the statements made by the Company set forth above, and, if not, stating the respects in which Mauldin & Jenkins does not agree. A copy of Mauldin & Jenkins’ letter is attached as Exhibit 16 to this Form 8-K.

During the Company’s two most recent fiscal years ended December 31, 2007, and the subsequent interim periods through August 13, 2008, neither the Company nor anyone on the Company’s behalf consulted Carr Riggs regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Exhibit

16	Letter dated August 15, 2008 from Mauldin & Jenkins, LLC to the Securities and Exchange Commission regarding the change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED SECURITY BANCSHARES, INC.

Date: August 15, 2008	By:	/s/ Robert Steen
Robert Steen
Assistant Vice President, Assistant Treasurer, Principal Financial Officer, and Principal Accounting Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit

16	Letter dated August 15, 2008 from Mauldin & Jenkins, LLC to the Securities and Exchange Commission regarding the change in certifying accountant